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                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated November 21, 2002 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-101066) and related Prospectus of Claymore Securities Defined Portfolios, Series 140.

                                                      /s/ GRANT THORNTON LLP
                                                          GRANT THORNTON LLP

Chicago, Illinois
November 21, 2002